                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                March 31, 1999



 Garden State Newspapers, Inc.
(Exact name of registrant as specified in its charter)



 Delaware                                                          22-2675173
(State or other jurisdiction   (Commission File Number)         (IRS Employer
   of incorporation)                                       Identification No.)



1560 Broadway, Suite 1450, Denver, CO                                     80202
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code         (303) 837-0886



                                     No Change
           (Former name or former address, if changed since last report.)

 Item 2.  Acquisition or Disposition of Assets

          On March  31, 1999, Garden State Newspapers, Inc. (the
Registrant"), through its wholly owned subsidiary, West Coast MediaNews LLC, Donrey Newspapers, LLC, and an entity owned by Gannett Company, Inc. (together, the "Partners"), have entered into a contribution agreement whereby they have agreed to contribute certain assets to the California Newspapers Partnership as described below.

          We contributed our Alameda Newspaper Group, comprised of six daily newspapers we publish in the San Francisco Bay area; our San Gabriel Valley Newspapers, which includes three daily newspapers we publish in the Los Angeles area; the TIMES-STANDARD, a daily newspaper we publish in Eureka, California; and all the weekly publications published by these daily newspapers. Donrey Newspapers LLC contributed its ten daily newspapers and two non-daily newspapers, located in California, most of which are located in close proximity to the Garden State newspaper publications contributed. Gannett contributed the SAN BERNARDINO COUNTY SUN. The California Newspapers Partnership published twenty-one daily newspapers with daily circulation of approximately 607,000 and Sunday circulation of approximately 573,000.

          The Partners and their respective ownership percentages are as follows:


                  PARTNER                                INTEREST
                  1.  Garden State  . . . . . . . . . .   58.8%
                  2.  Donrey  . . . . . . . . . . . . .   28.5%
                  3.  Gannett . . . . . . . . . . . . .   12.7%

          The descriptions of the purchase transaction set forth herein are qualified in their entirety by the provisions of the purchase and credit agreements, which are attached hereto as exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of Businesses Acquired

       Because it is impracticable at this time to file the financial statements required under this Item, such information is not included in this report. The required financial statements will be filed at the earliest practicable date and, in any event, no later than June 14, 1999.


(b)    Unaudited Pro Forma Financial Information

       Because it is impracticable at this time to file the pro forma financial information required under this Item, the required information will be filed at the earliest practicable date and, in any event, no later than June 14, 1999.

(c)    Exhibits


       Item No.     Description
       -------      ------------------------------------------------------------
       2.1          Partnership Agreement for California Newspapers Partnership,
                    a Delaware General Partnership, by and among West Coast
                    MediaNews LLC, Donrey Newspapers LLC, the Sun Company of San
                    Bernardino, California and MediaWest-SBC, Inc.

       2.2          Contribution Agreement by and among Garden State Newspapers,
                    Inc., Alameda Newspapers, Inc., V&P Publishing, Inc.,
                    Internet Media Publishing, Inc., DR Partners, MediaWest-SBC,
                    Inc. and The Sun Company of San Bernardino, California.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GARDEN STATE NEWSPAPERS, INC.


Date:  April 7, 1999               By:   /s/ Joseph J. Lodovic, IV
                                      -----------------------------
                                        Joseph J. Lodovic, IV
                                        Executive Vice President,
                                        Chief Financial Officer